SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: October 11, 2001
                        (Date of earliest event reported)

                                  PAYCHEX, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                    0-11330             16-1124166
       (State of incorporation)    (Commission          (IRS Employer
                                    File Number)         Identification Number)

            911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK 14625-0397
       (Address of principal executive offices)            (Zip Code)

                                 (716) 385-6666
              (Registrant's telephone number, including area code)

ITEM 9.  REGULATION FD DISCLOSURE

The registrant's press release dated October 11, 2001 is attached. This release announces the election of Betsy S. Atkins to the Board of Directors of Paychex, Inc.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  PAYCHEX, INC.

Date:     October 12, 2001                         /s/ B. Thomas Golisano
                                                   -----------------------
                                                   B. Thomas Golisano
                                                   Chairman, President and
                                                   Chief Executive Officer

Date:     October 12, 2001                         /s/ John M. Morphy
                                                   -----------------------
                                                   John M. Morphy
                                                   Vice President, Chief
                                                   Financial Officer and
                                                   Secretary

FOR IMMEDIATE RELEASE

Contact       John M. Morphy, Chief Financial Officer
                Paychex, Inc.      716-385-6666
                   or
                Jan Shuler
                Paychex, Inc.      716-383-3406
                http://www.BusinessWire.com  or  http://www.paychex.com

                       PAYCHEX ELECTS A NEW BOARD MEMBER

     ROCHESTER, N.Y., October 11, 2001 -- The Board of Directors of Paychex, Inc. (NASDAQ-PAYX) announces the election of Betsy S. Atkins as a board member.

     B. Thomas Golisano, Chairman, President and Chief Executive Officer, commented, "My colleagues and I are delighted that Betsy S. Atkins will be joining the Paychex board. Her entrepreneurial, new economy experience combined with her strong commitment to corporate governance will be a valuable asset. We welcome her proven track record of positive contributions to sales and service-oriented companies."

     Betsy Atkins is President and CEO of Baja LLC, an independent venture capital firm that focuses on early stage, high tech and life sciences companies.

     Prior to founding Baja LLC, she was President and CEO for NCI, Inc., a private label manufacturer of neutraceutical medical food products. Following her tenure at NCI, she was co-founder and board member of Ascend Communications, Inc., a networking company that grew to a $5 billion public enterprise. In 2000, Ms. Atkins joined the Lucent Technologies Board of Directors, where she serves on the audit and compensation committees. She is also on the Board of Directors for Polycom, Inc. and the Board of Trustees for Florida International University. Ms. Atkins holds a bachelor's degree from the University of Massachusetts and scholarships to Oxford University and the University of Copenhagen.

     President George W. Bush recently named Ms. Atkins for appointment to the Advisory Committee of the Pension Benefit Guaranty Corporation. In her role, she will represent the interest of employers for a term that will expire in 2003.

     Paychex, Inc. is a leading national provider of payroll, human resource, and benefits outsourcing solutions for small- to medium-sized businesses. The company offers comprehensive payroll services, including payroll processing, payroll tax administration, and employee pay services, including direct deposit, check signing, and Readychex.

     Human resource and benefits outsourcing services include 401(k) plan recordkeeping, workers' compensation administration, section 125 plans, a professional employer organization, and other administrative services for business. Paychex was founded in 1971. Headquartered in Rochester, New York, the company has more than 100 offices nationwide.